BASIN EXPLORATION, INC.
                        PERFORMANCE SHARE PLAN



SECTION 1:     GENERAL PROVISIONS

     1.1  Purposes

     The purpose of the Performance Share Plan (the "Plan") of Basin Exploration, Inc. (the "Company") is to promote the interests of the Company and its stockholders by (i) attracting and retaining executives and other key employees of outstanding ability; (ii) strengthening the Company's capability to develop, maintain and direct a competent management team; (iii) motivating executives and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; (iv) providing incentive compensation opportunities which are competitive with those of other major corporations; and (v) enabling such employees to participate in the long-term growth and financial success of the Company. The Plan has been approved by the Incentive Plan Committee pursuant to Section 5 of the Equity Incentive Plan.

     1.2  Definitions

     "Affiliate" -- means any corporation or other entity which is not a Subsidiary but as to which the Company possesses a direct or indirect ownership interest and has representation on the board of directors or any similar governing body.

     "Award" -- means a grant or award under Section 2 of the Plan.

     "Board of Directors" -- means the board of directors of the Company.

     "Change in Control" -- shall have the meaning given it in Section
10.3 of the Equity Incentive Plan.

     "Code" -- means the Internal Revenue Code of 1986, as amended from time to time.

     "Common Stock" -- means the capital stock, $.01 par value, of the Company.

     "Corporation" -- means the Company, its divisions, Subsidiaries and Affiliates.

     "Disability Date" -- means the date on which a Participant is deemed totally and permanently disabled under the Equity Incentive Plan or otherwise by the Incentive Plan Committee.

     "Disinterested Person" -- has the meaning set forth in Rule
16b-3(c)(2)(ii) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

     "Employee" -- means any key employee of the Corporation.

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     "Equity Incentive Plan" -- means the Equity Incentive Plan of the
Company as it may be amended from time to time.

     "Fair Market Value" -- means, as the Incentive Plan Committee shall determine either (i) the average of the high and low prices of the Common Stock, or (ii) the closing price of the Common Stock, on the date on which it is to be valued hereunder as reported for Nasdaq National Market Composite Transactions.

     "Incentive Plan Committee" -- means the Compensation and
Incentive Committee of the Board of Directors.

     "Participant" -- means an Employee who is selected by the Incentive Plan Committee to receive an Award under the Plan.

     "Performance Cycle" or "Cycle" -- means the period of years selected by the Committee during which the performance of the Corporation is measured for the purpose of determining the extent to which an award of Performance Shares or Performance Units has been earned.

     "Performance Goals" -- means the objectives for the Corporation established by the Incentive Plan Committee for a Performance Cycle, for the purpose of determining the extent to which Performance Shares or Performance Units which have been contingently awarded for such Cycle are earned.

     "Performance Share" -- means a share of Common Stock contingently awarded under Section 2 of the Plan.

     "Performance Unit" -- means a fixed or variable dollar denominated unit contingently awarded under Section 2 of the Plan.

     "Retirement" -- means retirement on a normal, early or postponed retirement date within the meaning of the Equity Incentive Plan or as otherwise determined by the Incentive Plan Committee.

     "Subsidiary" -- means any corporation in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of its stock having voting power.

     1.3  Administration

     The Plan shall be administered by the Incentive Plan Committee, which shall at all times consist of three or more members, each of whom is a Disinterested Person. The Incentive Plan Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Incentive Plan Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not subject to sections 16(a) or 16(b) of the Securities Exchange Act of 1934, provided the

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Incentive Plan Committee shall fix the maximum amount of such Awards for the group and a maximum for any one Participant. The Incentive Plan Committee's decisions are binding upon all parties.

     1.4  Eligibility

     All Employees who have demonstrated significant management potential or who have contributed in a substantial measure to the successful performance of the Corporation, as determined by the Incentive Plan Committee, are eligible to be Participants in the Plan.

     1.5  Changes in Common Stock

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than normal cash dividends, the Incentive Plan Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number of kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan, including the number of outstanding stock options and stock appreciation rights, and the option price thereof, and the number of outstanding Awards of other types.

     1.6  Change in Control

     In order to maintain the Participants' rights in the event of Change in Control of the Company, the Incentive Plan Committee, in its sole discretion, may, either at the time an Award is made hereunder or at any time prior to or simultaneously with a Change in Control (i) provide for the acceleration of any time periods relating to the exercise or realization of such Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Incentive Plan Committee; (ii) provide for the purchase of such Awards, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such rights had such Awards been currently exercisable or payable; (iii) make such adjustment to the Awards then outstanding as the Incentive Plan Committee deems appropriate to reflect such transaction or change; or (iv) cause the Awards then outstanding to be assumed, or new rights substituted therefor, by the surviving corporation in such change. The Incentive Plan Committee may, in its discretion, include such further provisions and limitations in any agreement entered into with respect to an Award as it may deem equitable and in the best interests of the Corporation.

     1.7  Withholding

     The Corporation shall have the right to deduct from all amounts paid in cash (whether under this Plan or otherwise) any taxes required by law to be withheld with respect to an Award. In the case of payments of Awards in the form of Common Stock, at the Incentive Plan Committee's discretion the Participant may be required to pay to the Corporation the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Corporation shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld.

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     1.8  Nontransferability

     No Award shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

     1.9  No Right to Employment

     No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Corporation. Further, the Corporation expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

     1.10 Construction of the Plan

     The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the state of Delaware.

     1.11 Amendment

     The Incentive Plan Committee may amend, suspend or terminate the Plan or any portion thereof or any Award granted thereunder at any time to the extent provided in the Equity Incentive Plan for amendments of that Plan.

     1.12 Dividends, Equivalents and Voting Rights; Cash Payments

     Awards may provide the Participant with (i) dividends or dividend equivalents and voting rights prior to either vesting or earnout; and
(ii), to the extent determined by the Incentive Plan Committee, cash payments in lieu of or in addition to an Award.

     1.13 Effective Date

     The Plan shall be effective on February 4, 1997, and shall remain in effect until terminated by the Incentive Plan Committee.
Termination shall not affect Awards previously granted.


SECTION 2:     PERFORMANCE SHARES AND PERFORMANCE UNITS

     2.1  Authority of Committee

     Subject to the provisions of the Plan, the Incentive Plan
Committee shall have sole and complete authority to determine the Employees who shall receive Performance Shares and/or

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Performance Units and the number of such shares and units for each
Performance Cycle, and to determine the duration of each Performance Cycle and the value or valuation methodology of each Performance Unit. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other.

     2.2  Performance Goals

     The Incentive Plan Committee shall establish Performance Goals or measures for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Incentive Plan Committee may from time to time select. During any Performance Cycle, the Incentive Plan Committee may adjust the Performance Goals or measures for such Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Corporation or changes in applicable tax laws or accounting principles.

     2.3  Terms and Conditions

     The Incentive Plan Committee shall determine the number of Performance Shares and Performance units which have been earned on the basis of the Corporation's performance in relation to the established Performance Goals. Performance Shares and Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Performance Cycle. Certificates issued in respect of Performance Shares shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Performance Period, the Company shall deliver certificates representing earned Performance Shares to the Participant or his or her legal representative. Payment for Performance Units shall be in (i) cash; or (ii) shares of Common Stock, in such proportions as the Incentive Plan Committee shall determine. Participants may be offered the opportunity to defer receipt of payment for earned Performance Shares and Performance Units under terms established by the Incentive Plan Committee.

     2.4  Termination of Employment

     A Participant must be an Employee at the end of a Performance Cycle in order to be entitled to payment of Performance Shares and/or Performance Units in respect of such Cycle; provided, however, that in the event a Participant ceases to be an Employee with the consent of the Incentive Plan Committee before the end of such Performance Cycle, or upon the occurrence of the Participant's death, Retirement or Disability Date prior to the end of such Performance Cycle, the Incentive Plan Committee, in its discretion and after taking into consideration the performance of such Participant and the performance of the Corporation during the Performance Cycle, may authorize payment to such Participant (or such Participant's legal representative) with respect to some or all of the Performance Shares and/or Performance Units deemed earned for that Performance Cycle.


SECTION 3:     PERFORMANCE SHARE AGREEMENT

     3.1  Attached to this Plan is a form of Performance Share
Agreement to be executed by

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each Participant under the grant of an Award when the Plan to such
Participant. The Incentive Plan Committee may modify the terms of the Performance Share Agreement in such manner as it deems appropriate to implement the Plan and the Equity Incentive Plan.

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                      THE BASIN EXPLORATION, INC.
                  1997 LONG-TERM STOCK INCENTIVE PLAN
                      PERFORMANCE SHARE AGREEMENT


                         NUMBER OF PERFORMANCE         PERFORMANCE
     NAME                       SHARES                    CYCLE
--------------------    ----------------------    --------------------

FIELD 1                         FIELD 2              January 1, 1997
                                                  to December 31, 1999



This Agreement confirms the award of FIELD 2 Performance Shares to you by Basin Exploration, Inc. (the "Company") under the Company's 1997 Long-Term Stock Incentive Plan (the "Plan"), a copy of which has been delivered to you and is made a part hereof, upon the following terms and conditions and the terms and conditions of the Plan. The terms used in this Agreement shall have the same meaning as in the Plan, unless the context requires otherwise.

1.   Performance Cycle - The Performance Cycle for earning Performance
     -----------------
     Shares shall be three (3) calendar years commencing at the beginning of the calendar year in which the Performance Shares are granted, and as specifically set forth above.

2.   Performance Goals - The Performance Goals to be achieved within
     -----------------
     the Performance Cycle are set forth on Exhibit A, attached hereto and made a part hereof. Between 0% and 150% of the Performance Shares granted under this Agreement shall be earned according to the schedule set forth on Exhibit A.

3.   Certificates - A certificate(s) for the Performance Shares
     ------------
     shall be registered in your name but shall be retained by the Company during the Performance Cycle. You shall execute a stock power, in blank, with respect to such certificate(s) and deliver the same to the Company.

4.   Rights as Shareholders - During the Performance Cycle you
     ----------------------
     shall have all the rights of a shareholder of the Company with respect to the Performance Shares, including the right to receive dividends and the right to vote such shares.

     Notwithstanding the foregoing, any shares of Common Stock receivable by you as a result of a stock split, stock dividend or distribution with respect to the Performance Shares will be subject to the restrictions set forth in this Agreement as if the shares of Common Stock so received as dividends or distributed were part of the original grant of Performance Shares.

5.   Non-transferable - You may not sell, transfer, assign, pledge,
     ----------------
     or otherwise encumber or dispose of the Performance Shares during the Performance Cycle.

6.   Payment Respecting Performance Shares - A final determination as
     -------------------------------------
     to the number of Performance Shares earned by you for the Performance Cycle shall be made within three months following the end of the Performance Cycle, or as soon thereafter as may be practicable. The certificate(s) evidencing the earned Performance Shares shall be delivered to you without bearing any restrictive legend. Unearned Performance Shares shall be forfeited to the Company. In the case of your death, payment of any shares which are not forfeited will be made to the beneficiary designated in writing by you pursuant to a form of designation provided by the Company, or, if none, to your estate.

7.   Termination of Employment - In the event of your retirement,
     -------------------------
     or upon the occurrence of your death or disability, or termination of employment with the consent of the Compensation and Incentive Committee, you will forfeit as of the date of such termination of employment a number of Performance Shares determined by multiplying the number of your Performance Shares for the applicable Performance Cycle by a fraction, the numerator of which is the number of months remaining in the Performance Cycle following such termination of employment and the denominator of which is the total number of months in the Performance Cycle. Following the end of the Performance Cycle, the number of Performance Shares earned by you will be determined in accordance with Paragraph 6 above based on the number of Performance Shares not forfeited pursuant to the preceding sentence. In the event of your termination of employment for any other reason, you shall forfeit all rights to any Performance Shares as of the date of such termination of employment.

8.   Share Earnout/Change of Control - In the event of a Change
     -------------------------------
     of Control (as defined in the Company's Equity Incentive Plan), the Performance Cycle shall end and the Performance Shares earned for such Performance Cycle shall be the number that would have been earned if the Performance Cycle had ended as of the end of the period covered by the most recently issued year-end financial statement just prior to the date of the Change of Control plus such additional number of Performance shares as the Compensation and Incentive Committee shall determine in respect of any period of the Performance Cycle not covered by such year-end financial statements.

9.   Withholding - The Company, if required, will withhold taxes
     -----------
     on any income as a result of the earning of Performance Shares or will take a cash payment from you for the withholding. The Company will permit you to elect whether to pay cash to cover the withholding or have shares withheld to cover the withholding. In the case of an election of share withholding for officers and others subject to the SEC reporting requirements of Section 16 of the Securities Exchange Act of 1934, (i) the election must be irrevocable; (ii) the election must be made at least six months prior to the tax date or within a window period described in Rule 16b-3; (iii) the election may not be made within six months from date of the grant; and (iv) such election is subject to disapproval by the Compensation and Incentive Committee.

10.  Miscellaneous - This Agreement (a) shall be binding upon and
     -------------
     inure to the benefit of any successor of the Company; (b) shall be governed by the laws of the State of Colorado, and

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     any applicable laws of the United States; (c) may not be amended except in writing; and (d) shall in no way affect your participation or benefits under any other plan or benefit program maintained or provided by the Company. In the event of a conflict between this Agreement and the Plan, the Plan shall govern.

11.  Compliance with Applicable Law - Notwithstanding anything herein
     ------------------------------
     to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares to be delivered pursuant to this grant, unless and until the Company is advised by its counsel that issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulations.

                              BASIN EXPLORATION, INC.


                              By:________________________________


                              Attest:____________________________

Accepted:


____________________________
FIELD 1

____________________________
Date signed

Witness:


____________________________

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